PORTFOLIO OF INVESTMENTS – as of April 30, 2023 (Unaudited)

AEW Global Focused Real Estate Fund

Shares	Description	Value (†)

Common Stocks – 98.0% of Net Assets
	Australia – 4.0%
313,998	GPT Group	$923,318
255,970	Ingenia Communities Group	729,557
597,981	Region RE Ltd.	978,572
277,057	Stockland	821,301

		3,452,748

	Belgium – 0.4%
3,638	VGP NV	380,861

	Canada – 1.4%
112,970	Dream Industrial Real Estate Investment Trust	1,237,388

	France – 2.3%
7,485	Gecina SA	833,250
3,300	ICADE	154,987
18,320	Klepierre SA	464,048
54,793	Mercialys SA	550,965

		2,003,250

	Germany – 1.6%
9,591	LEG Immobilien SE	596,975
38,246	Vonovia SE	829,499

		1,426,474

	Hong Kong – 5.3%
70,000	Henderson Land Development Co. Ltd.	249,251
178,081	Link REIT	1,164,807
524,631	Sino Land Co. Ltd.	706,978
101,000	Sun Hung Kai Properties Ltd.	1,406,251
152,200	Swire Properties Ltd.	409,073
125,696	Wharf Real Estate Investment Co. Ltd.	724,853

		4,661,213

	Japan – 10.0%
39,045	Aeon Mall Co. Ltd.	526,426
1,262	GLP J-REIT	1,441,929
2,165	Invincible Investment Corp.	934,755
106,129	Mitsui Fudosan Co. Ltd.	2,107,935
151	Nippon Accommodations Fund, Inc.	734,014
212	Nippon Building Fund, Inc.	888,962
1,136	Orix J-REIT, Inc.	1,468,498
29,900	Sekisui House Ltd.	614,703

		8,717,222

	Singapore – 3.0%
546,387	CapitaLand Ascendas REIT	1,175,783
12,999	CapitaLand Ascott Trust	10,554
228,000	Capitaland Investment Ltd.	638,223

Shares	Description	Value (†)

Common Stocks – continued
	Singapore – continued
611,600	Mapletree Logistics Trust	$800,382

		2,624,942

	Spain – 0.7%
68,565	Merlin Properties SOCIMI SA	606,238

	Sweden – 1.4%
47,531	Castellum AB	577,792
136,933	Fastighets AB Balder, B Shares(a)	637,535

		1,215,327

	United Kingdom – 5.3%
61,157	Big Yellow Group PLC	941,384
157,152	British Land Co. PLC	791,770
256,728	LondonMetric Property PLC	622,629
136,494	Segro PLC	1,436,998
343,929	Sirius Real Estate Ltd.	348,712
17,277	UNITE Group PLC	208,469
52,667	Workspace Group PLC	315,988

		4,665,950

	United States – 62.6%
79,460	American Homes 4 Rent, Class A	2,642,840
3,827	American Tower Corp.	782,201
19,260	AvalonBay Communities, Inc.	3,473,926
39,730	Boston Properties, Inc.	2,119,993
180,980	Brixmor Property Group, Inc.	3,860,303
64,590	CubeSmart	2,938,199
12,374	EastGroup Properties, Inc.	2,061,013
7,790	Equinix, Inc.	5,640,583
118,750	Healthcare Realty Trust, Inc.	2,348,875
102,020	NETSTREIT Corp.	1,858,804
54,830	Prologis, Inc.	6,867,458
6,280	Public Storage	1,851,532
14,030	Ryman Hospitality Properties, Inc.	1,257,930
21,270	Simon Property Group, Inc.	2,410,316
16,073	Sun Communities, Inc.	2,233,022
92,260	UDR, Inc.	3,813,106
74,024	Ventas, Inc.	3,556,853
146,726	VICI Properties, Inc.	4,979,881

		54,696,835

	Total Common Stocks (Identified Cost $89,838,628)	85,688,448

Principal Amount	Description	Value (†)

Short-Term Investments – 2.0%
$1,737,702	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/28/2023 at 2.100% to be repurchased at $1,738,007 on 5/01/2023 collateralized by $2,097,400 U.S. Treasury Note, 1.125% due 2/15/2031 valued at $1,772,490 including accrued interest(b) (Identified Cost $1,737,702)	$1,737,702

	Total Investments – 100.0% (Identified Cost $91,576,330)	87,426,150
	Other Assets Less Liabilities – 0.0%	12,999

	Net Assets – 100.0%	$87,439,149

(†)

Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.
(b)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of April 30, 2023, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

J-REIT	Japan Real Estate Investment Trust
REITs	Real Estate Investment Trusts

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$3,452,748	$—	$3,452,748
Belgium	—	380,861	—	380,861
Canada	1,237,388	—	—	1,237,388
France	—	2,003,250	—	2,003,250
Germany	—	1,426,474	—	1,426,474
Hong Kong	—	4,661,213	—	4,661,213
Japan	—	8,717,222	—	8,717,222
Singapore	—	2,624,942	—	2,624,942
Spain	—	606,238	—	606,238
Sweden	—	1,215,327	—	1,215,327
United Kingdom	315,988	4,349,962	—	4,665,950
United States	54,696,835	—	—	54,696,835

Total Common Stocks	$56,250,211	$29,438,237	$—	$85,688,448

Short-Term Investments	—	1,737,702	—	1,737,702

Total	$56,250,211	$31,175,939	$—	$87,426,150

Industry Summary at April 30, 2023 (Unaudited)

Specialized REITs	19.6%
Industrial REITs	18.0
Residential REITs	15.7
Retail REITs	12.8
Real Estate Management & Development	11.5
Health Care REITs	6.8
Office REITs	6.5
Diversified REITs	3.9
Hotel & Resort REITs	2.5
Household Durables	0.7
Short-Term Investments	2.0

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

*	Less than 0.1%

Currency Exposure Summary at April 30, 2023 (Unaudited)

United States Dollar	64.6%
Japanese Yen	10.0
British Pound	5.3
Hong Kong Dollar	5.3
Euro	5.0
Australian Dollar	4.0
Singapore Dollar	3.0
Other, less than 2% each	2.8

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

*	Less than 0.1%